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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2001


                          Lightning Rod Software, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                  State or Other Jurisdiction of Incorporation)



         0-18809                                    41-1614808
(Commission File Number)                          (IRS Employer
                                                 Identification No.)


                              5900 Green Oak Drive
                              Minnetonka, MN 55343
              (Address of Principal Executive Offices and Zip Code)


                                  952-837-4000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On May 1, 2001, the Registrant issued a press release announcing further staff reductions and its intention to focus its remaining resources on supporting Dialogic Corporation and Registrant's existing customers and partners pending Dialogic's decision, expected on or before August 1, 2001, to opt or not for a fully paid up license. The press release also indicated that the Registrant had received notice from Nasdaq raising issues about the "going concern" opinion from Registrant's auditors, informing the Registrant that it did not meet, as of December 31, 2000, certain continued listing requirements, and asking the Registrant to submit a plan addressing these matters. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.           Financial Statements and Exhibits

        (a)      Financial statements of businesses acquired:

                                 Not Applicable

        (b)      Pro Forma financial information:

                                 Not Applicable

        (c)      Exhibits:

                                 See Exhibit Index on page following Signatures.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Lightning Rod Software, Inc.



                                      By /s/ Willem Ellis
                                      ---------------------------------
Date:  May 1, 2001                           Willem Ellis
                                             President and CEO





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                                  EXHIBIT INDEX

                          Lightning Rod Software, Inc.
                             Form 8-K Current Report
                                Dated May 1, 2001


Exhibit Number                Description

             99 Press release dated May 1, 2001 announcing further staff reductions and notice from Nasdaq.